UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 27, 2007

Coastal Banking Company, Inc.
(Exact name of registrant as specified in its charter)

000-28333	South Carolina	58-2455445
(Commission File Number)	(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

36 Sea Island Parkway, Beaufort, South Carolina	29902
(Address of principal executive offices)	(Zip Code)

(843) 522-1228
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

On August 27, 2007, Coastal Banking Company, Inc. (the “Company”) and its subsidiaries, Lowcountry National Bank and First National Bank of Nassau County (the “Banks”), accepted the resignation of James L. Pate from his position as the Company’s and the Banks’ Chief Financial Officer, and approved the terms of a settlement reached with Mr. Pate in connection with his resignation. The Company has agreed to pay Mr. Pate a severance payment in the amount of $67,533.20 less all applicable withholdings.  The severance payment will be made in one lump sum payment on August 31, 2007. The payment represents six months compensation plus Mr. Pate’s accrued vacation time.  Mr. Pate will also have a 30 day period following the resignation date to exercise any options that had vested as of that date.  In consideration for the foregoing payments, Mr. Pate will execute a severance agreement including a general release in favor of the Company and the Bank.

Item 5.02.

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Principal Officers

The information set forth under Item 1.01of this Current Report on Form 8-K is incorporated by reference to this Item 5.02.

On August 27, 2007, the Board of Directors of the Company appointed Michael G. Sanchez to serve as Chief Executive Officer of the Company and accepted Mr. Sanchez’s resignation as President of the Company, the position he held prior to this appointment.  Mr. Sanchez has agreed to enter into any amendments to his Employment Agreement with the Company dated April 6, 2005 that are reasonably necessary to reflect the change in his position with the Company.  Mr. Sanchez’s Employment Agreement is incorporated herein by reference to Exhibit 10.2 of the Company’s Report on Form 8-K filed on April 6, 2005.

Additionally, on August 27, 2007, the Board of Directors of the Company appointed Randolph C. Kohn to serve as President of the Company and accepted Mr. Kohn’s resignation as Chief Executive Officer of the Company, the position he held prior to this appointment.  Mr. Kohn has agreed to enter into any amendments to his Employment Agreement with the Company dated April 6, 2005 that are reasonably necessary to reflect the change in his position with the Company.  Mr. Kohn’s Employment Agreement is incorporated herein by reference to Exhibit 10.1 of the Company’s Report on Form 8-K filed on April 6, 2005.

Mr. Sanchez will continue to serve as the President and Chief Executive Officer of First National Bank of Nassau County and Mr. Kohn will continue to serve as the President and Chief Executive Officer of Lowcountry National Bank.

Other than amending the necessary employment agreements to reflect the changes in position, compensation arrangements for each of Messrs. Sanchez and Kohn will remain unchanged.

Item 9.01

Financial Statements and Exhibits

99.1

Press Release dated August 29, 2007 regarding the Company’s strategic direction and changes in executive management.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL BANKING COMPANY, INC.

Dated: August 29, 2007	By:	/s/ Michael G. Sanchez
Michael G. Sanchez
Chief Executive Officer